UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2004

PHARMACOPEIA DRUG DISCOVERY, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50523	51-0418085
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

PO Box 5350, Princeton, New Jersey		08543-5350
(Address of principal executive offices)		(Zip Code)

(609) 452-3600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Item 5.	OTHER EVENTS

On April 30, 2004, Pharmacopeia, Inc. (“Pharmacopeia”), then the sole stockholder of Pharmacopeia Drug Discovery, Inc. (the “Company”), distributed (the “Distribution”) all outstanding shares of common stock, par value $.01 per share, of the Company to the holders of common stock of Pharmacopeia.  The Company thereafter began operations as an independent, separately traded, publicly held company.  On May 3, 2004, the Company and Pharmacopeia issued a joint press release announcing the completion of the Distribution.  A copy of the joint press release is furnished as Exhibit 99.1 to this report.

The Distribution was made without payment of any consideration or the exchange of any shares by Pharmacopeia stockholders.  In the Distribution, Pharmacopeia stockholders received one share of the Company’s common stock for every two shares of Pharmacopeia common stock held of record as of the close of business on April 16, 2004.

In connection with the Distribution, the Company’s common stock was registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended.  “When-issued” trading in the Company’s common stock began on The Nasdaq National Market on April 20, 2004 under the trading symbol “PCOPV.”  The Company’s common stock began trading “regular way” on The Nasdaq National Market on May 3, 2004 under the trading symbol “PCOP.”

The Company and Pharmacopeia entered into a Master Separation and Distribution Agreement, Transition Services Agreement, Tax Sharing and Indemnification Agreement, Employee Matters Agreement and Patent and Software License Agreement, which are filed herewith as Exhibits 2.1, 10.1, 10.2, 10.3 and 10.4, respectively.  The Company also entered into a Rights Agreement with American Stock Transfer & Trust Company, which is filed herewith as Exhibit 10.5.

The Distribution is more fully described in the Company’s Information Statement dated April 19, 2004 (the “Information Statement”), which constitutes part of the Company’s Registration Statement on Form 10, as amended (File No. 0-50523).  The Information Statement, which was mailed to Pharmacopeia stockholders, also contains financial statements and other information concerning the Company and its business.

The Company entered into an employment agreement with Joseph A. Mollica, Ph.D. pursuant to which he will serve as the Company’s president and chief executive officer until a successor is appointed.  Under this agreement, Dr. Mollica will also serve as the Company’s chairman of the board of directors until the 2005 annual meeting of stockholders, when he will be eligible for renomination.  A copy of the employment agreement is filed herewith as Exhibit 10.6.

Item 7.	FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

Exhibit Number	Description
2.1	Master Separation and Distribution Agreement between Pharmacopeia, Inc., Accelrys Inc. and Pharmacopeia Drug Discovery, Inc., dated April 30, 2004.
10.1	Transition Services Agreement between Pharmacopeia, Inc., Accelrys Inc. and Pharmacopeia Drug Discovery, Inc., dated April 30, 2004
10.2	Tax Sharing and Indemnification Agreement between Pharmacopeia, Inc. and Pharmacopeia Drug Discovery, Inc., dated April 30, 2004
10.3	Employee Matters Agreement between Pharmacopeia, Inc. and Pharmacopeia Drug Discovery, Inc., dated April 30, 2004
10.4	Patent and Software License Agreement between Pharmacopeia, Inc., Accelrys Inc. and Pharmacopeia Drug Discovery, Inc., dated April 30, 2004
10.5	Rights Agreement between Pharmacopeia Drug Discovery, Inc. and American Stock Transfer & Trust Company, dated April 30, 2004
10.6	Employment Agreement between Pharmacopeia Drug Discovery, Inc. and Joseph A. Mollica, Ph.D., dated April 30, 2004
99.1	Press Release dated May 3, 2004

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMACOPEIA DRUG DISCOVERY, INC.

By:	/s/ Brian M. Posner

Brian M. Posner, Vice President Finance, Secretary and Treasurer

Date:       May 3, 2004